SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

FIDELITY CONCORD STREET TRUST

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Solicitation Script (Inbound and Outbound)

Fidelity Funds

Meeting Date: June 11, 2025

Toll Free Number: 844-202-5736

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the FIDELITY FUNDS. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of certain FIDELITY FUNDS to confirm you have received the proxy materials for the special meeting of shareholders scheduled for June 11, 2025. Have you received proxy materials?

NEAR JUNE 11, 2025 Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of certain FIDELITY FUNDS to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on June 11, 2025. Have you received proxy materials?

ADJOURNMENT Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment in certain FIDELITY FUNDS. Due to the lack of shareholder participation, special meeting of shareholders has been adjourned to <date/time>. Have you received proxy materials?

VOTING:

The funds’ Board of Trustees has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 844-202-5736.

© 2024 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

IF not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Ther funds’ Board of Trustees recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 844-202-5736.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

Voting (Any vote needed):

The funds’ Board of Trustees has recommended a vote “FOR” the proposal, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

Registered holder wants a new proxy card/or their control number: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The funds’ Board of Trustees is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The funds’ Board of Trustees is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of certain FIDELITY FUNDS. You should have received proxy material electronically or in the mail concerning the special meeting of Shareholders to be held on
June 11, 2025.

Ready for Next	CONFIDENTIAL INFORMATION	| © 2024	2

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-202-5736 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of certain FIDELITY FUNDS. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on June 11, 2025.

Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-202-5736 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

Ready for Next	CONFIDENTIAL INFORMATION	| © 2024	3

[Month] 2025

URGENT: YOUR RESPONSE IS CRITICAL

Re: Your investment in certain Fidelity Funds

Dear Shareholder,

Our previous attempts to contact you regarding an important matter pertaining to your investment have been unsuccessful.

Please contact us immediately at 1-844-202-5736, Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time, or Saturday and Sunday between the hours of 10:00am to 2:00pm Eastern Time.

This matter is very important and will take only a moment of your time.

Thank you in advance for your assistance with this matter.

Fidelity Funds

Special Meeting of Shareholders - Text Templates

Beginning of Campaign text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in certain Fidelity Funds.

You should have received proxy materials requesting your vote on important matters related to your fund. To date, we have not received your vote, and our attempts to reach you have been unsuccessful.

To review the meeting proposals, please click the following link.

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 844-202-5736, or vote using the link below.

[Individual Link here]

Mid-campaign text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in certain Fidelity Funds.

Our attempts to reach you have been unsuccessful, and the special meeting of shareholders is taking place in [XX] days. You should have received proxy materials requesting your vote on important matters related to your fund. To date, we have not received your vote, please vote your shares today!

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 844-202-5736, or vote using the link below.

[Individual Link here]

Fidelity Funds

Special Meeting of Shareholders - Text Templates

End of Campaign Text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in certain Fidelity Funds.

Our records indicate that you have not voted for the special meeting of shareholders, with just [XX] days until the meeting, please make sure to VOTE YOUR SHARES TODAY!

To review the meeting proposals please click the following link.

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 844-202-5736, or vote using the link below.

[Individual Link here]

Adjourned campaign text:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, on behalf of your investment in certain Fidelity Funds.

The special meeting of shareholders has been adjourned to MM, DD, YYYY. You should have received proxy materials requesting your vote on important matters related to your fund, but according to our records you have not voted your shares, please make sure to VOTE YOUR SHARES TODAY!

To review the meeting proposals please click the following link.

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 844-202-5736, or vote using the link below.

[Individual Link here]

If SPEAKING TO A 3RD PARTY

Unconfirmed Party asks “What is this about?”	My name is (Agent Name). I’m calling on behalf of (SH Last Name) investment with (Job Name) regarding an upcoming meeting. Is he/she available?
SH is not available

May I please leave a message?

Please tell Mr./Ms.            that I’m calling on behalf of <JOB NAME> regarding the upcoming shareholder’s meeting to offer the convenience of voting by phone. Our phone number is            .

Thank you and have a good day.

I HANDLE FINANCIAL MATTERS for her/him.

Are you stating that you are authorized to vote on behalf of the shareholder?

[If YES]: Unfortunately, we are only able to receive voting instructions from the registered shareholder on file. If they are not available at the moment, I’d be happy to provide you with our toll-free number so they can contact us at their earliest convenience.

[If NO]: Can I leave our toll-free number for them to call back?

How many shares do they own? (or other ACCOUNT SPECIFICS)	I’m sorry, but I can only discuss that with the shareholder on file. Are they available? [IF NO]: Can I leave our toll-free number for them to call back?
I’m her husband. CAN I VOTE for her?

Unfortunately, we are only able to receive voting instructions from the registered shareholder on file. If they are not available at the moment, I’d be happy to provide you with our toll-free number so they can contact us at their earliest convenience. Are they available?

[IF NO]: Can I leave our toll-free number for them to call back?

[If the 3rd party has to ask if they are authorized, then they probably are not authorized.]

You have the WRONG NUMBER. NO ONE BY THAT NAME lives here.

“My apologies, I’m trying to reach (SH Name) at (Full Address). Do you recognize this name and address?

IF YES: Is there a better number I can reach this person?

IF NO: I’m sorry, I must have the wrong number.”

(SH is DECEASED)	My condolences and I’m sorry for your loss, is there any way I can please speak with the EXECUTOR of the shareholder’s Estate?
(SH is INCAPACITATED or in the MILITARY)	May I please speak with the POWER OF ATTORNEY, or the person handling their accounts?
He/She DOES NOT LIVE HERE.	Is there a better number to reach them at? [IF NO]: Can I leave a message with you? [Add the new number in Phone1 and move the current number to Phone2 or into the comment field.]

SKEPTICAL

Is this a SALES CALL?

This is not a sales call – it is about an investment in <JOB NAME>. We are only calling to advise you of the upcoming shareholder’s meeting and to offer you the convenience of casting your vote over the phone.

Why is this CALL RECORDED?	All calls are recorded for quality control purposes.
How did you get my PHONE NUMBER?	Once we were retained by [Company Name] to contact you about the Special shareholder meeting, we used publicly available sources to find the best number to reach you. Our goal is to ensure you’re informed about the meeting, answer any questions regarding the proxy materials, we also offer assistance with voting over the phone.
Why is your number BLOCKED?	Our dialing system currently does not allow an outbound phone number to be displayed. I would be happy to give you our toll-free number for you to call us back.
I have NEVER BEEN CALLED BEFORE about a shareholder meeting	I understand your concern, we know many shareholders may not have the time to review the proxy materials or vote by mail. We’re calling to offer you the convenience of voting by phone.
WHO do you WORK FOR?

I am with Alliance Advisors*, a proxy information firm, retained by <JOB NAME> to contact shareholders about the upcoming meeting. *[Broadridge Proxy Services, if Mutual Fund] WHERE are you CALLING FROM?

Bloomfield, NJ // Houston, TX // Miami, FL

I DON’T OWN SHARES. I DON’T HAVE AN INVESTMENT with this Company/Fund.

Our records indicate that you are currently a shareholder of <JOB NAME>, and you reside in [CITY/STATE/ZIP]. Is this correct?...... [IF YES]: And your street address is [STREET ADDRESS]?

[If ADDRESS DOES NOT MATCH]:

I apologize for the inconvenience. I must have the wrong number. Thank you for your time.

Why do YOU KEEP CALLING ME?	I apologize for the inconvenience. Your participation is important, your vote has not been recorded yet, so we are reaching out to offer the option of voting by phone.

VOTING REBUTTALS

WHY do I need to vote?

We want to ensure that as many shareholders as possible are represented at the upcoming meeting. If the meeting is adjourned, it will have to be rescheduled. The funds’ Board of Trustees has recommended you vote ‘FOR’ the proposals…

I have ALREADY VOTED. I SENT IN my proxy card.

Currently, your vote is not recorded in the system. I’d be happy to reconfirm your vote now so that it will be recorded immediately, and send you a written confirmation. The funds’ Board of Trustees has recommended you vote ‘FOR’ the proposal…

I WILL VOTE online.	That’s fine. Keep in mind that the materials contain a CONTROL NUMBER that you will need to cast your vote online. Or, I can record your vote right now so it is accounted for at the meeting. The funds’ Board of Trustees has recommended a vote ‘FOR’ the proposals…
I think I’ll ABSTAIN from voting.

Would you like to cast an abstain vote, or would you prefer not to vote at all?

[IF THEY VOTE ABSTAIN]: Would you like to vote on all of your accounts accordingly?

IF THEY STATE THEY WANT TO CAST AN ABSTAIN VOTE, YOU MUST TAKE IT

Abstain to vote: I understand. Thank you and have a good day.

I WILL NOT vote. I am NOT INTERESTED.	I understand, just remember, your vote is important, and it helps the funds reach quorum. If you change your mind, please feel free to call us back at our Toll Free Number, thank you, have a great day.
I already SOLD my shares.

I understand. However, as of the record date, you were still a shareholder and are still eligible to take part in the upcoming shareholder’s meeting. The funds’ Board of Trustees is recommending you vote ‘FOR’ the proposals...

What do you mean by RECORD DATE?

It is the date set by the Fund—a cut-off date—on which a shareholder must be recorded as an owner of shares to be eligible to vote. The funds’ Board of Trustees is recommending you vote ‘FOR’ the proposals…

CONFIRMING THE VOTE

HOW MANY ACCOUNTS do I have?	Currently, our system shows [ # ] account(s), but depending on how the account is registered all accounts may not be grouped.
What do you mean by “ALL ACCOUNTS ACCORDINGLY?”	This means you would like to vote all of your accounts with this Fund only, in the same manner (for/against/abstain). So would you like to vote on all of your accounts in the same way?
(Does not state MIDDLE INITIAL, ‘ST’, ‘AVE’, APT #, ‘JR’, ‘SR’...)	I see a middle initial in your name….? Is that ‘JR’ or ‘SR’? … I see an apartment number…?
I don’t need you to send me a WRITTEN CONFIRMATION.	The confirmations are automatically generated and sent to the address on record.
I want to update the address/name on file

I understand, for that you will have to contact your broker or Financial Advisor to update name/address’’

If the SH recognizes the address and verifies it as an old address, proceed and take the vote.

If the SH does not recognize the address you will need to confirm name and full address again, we might have a wrong number.

UNDECIDED

How do you SUGGEST I vote?

I am not authorized to advise you on how to vote, but I can tell you that the funds’ Board of Trustees recommends you vote ‘FOR’ the proposals. Would you like to vote with the board’s recommendation for all of your accounts?

I HAVEN’T DECIDED how to vote.	I would be happy to review the meeting agenda with you right now. It will only take a few moments…
Can you CALL ME BACK?	Of course. You can also call us back at our toll-free number when you are ready to cast your vote by phone.
I have NOT RECEIVED the material. Can you REMAIL MATERIAL?	I understand. We can email you the material within 24 hours. Can you please provide your email address? (Agent must spell check the email address)
My BROKER / FINANCIAL ADVISOR usually handles this.

Alliance: I understand that your broker or financial advisor handles your investment, however, I can help you cast your vote right now to help the company reach quorum.

I’d rather LET MY BROKER HANDLE it.

Can I have their name and number to update our records?

Broadridge: I understand that your broker or financial advisor handles your investment, however, you as a shareholder are being offer the convenience of voting by phone to help the funds reach quorum. I’d rather LET MY BROKER HANDLE it.

Can I have their name and number to update our records?

PLEASE VOTE YOUR PROXY NOW!

Fidelity Advisor® Large Cap Fund

Fidelity Advisor® Overseas Fund

CALL 1-844-202-5736 to vote your shares today!*

Your vote is extremely important

no matter how large or small your holdings may be!

Reference the enclosed proxy card for additional instructions on how you can vote online, by touch-tone telephone, or by signing and returning the enclosed proxy card by mail.

Special Meeting of Shareholders

For Shareholders as of: April 14, 2025

Meeting Date: June 11, 2025

Until we receive a sufficient number of votes, the shareholder meeting cannot be held.

Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card or the EzVote consolidated card.

If you have already voted, thank you for your response. If you have any further questions, please call Fidelity at 1-877-208-0098. Thank you.

*	Broadridge Financial Solutions, Inc. has been engaged by Fidelity Investments as a paid solicitor. Please contact them at the toll-free phone number provided above weekdays from 9:00 a.m. to 10:00 p.m. (ET) or Saturday and Sunday between the hours of 10:00 a.m. to 2:00 p.m. in order to cast your vote over the phone. In the event that you make a telephone call to or receive a telephone call from a. Broadridge Financial Solutions, Inc. representative, you may be asked to verify certain personal information for identification verification (e.g., name and address).

URGENT PROXY VOTING REQUEST

FAOLC2-PXL2-0525 1.9920683.100